                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)
                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1)  Title of each class of securities to which transaction applies:

            2)  Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)  Proposed maximum aggregate value of transaction:

            5)  Total fee paid:

    [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:

            2)  Form, Schedule or Registration Statement No.:

            3)  Filing Party:

            4)  Date Filed:

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                          WEST CALDWELL, NJ 07006-6287



                                                           April 30, 2004


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Merrimac Industries, Inc. to be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 17, 2004, at 10:00 a.m.

     Information about the annual meeting is found in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages. The Annual Report to Stockholders for 2003 is part of this mailing, but does not constitute a part of the proxy solicitation material.

     Since it is important that your shares be represented at the annual meeting, we request that you promptly complete and submit the enclosed proxy either via the Internet, by telephone or by mail. Any stockholder returning a proxy may revoke it.




                                   Sincerely,




                                   Mason N. Carter
                                   Chairman of the Board,
                                   President and
                                   Chief Executive Officer

                            MERRIMAC INDUSTRIES, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 17, 2004



     The Annual Meeting of Stockholders of Merrimac Industries, Inc. (the "Company") will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 17, 2004, at 10:00 a.m., for the following purposes:

     (1) To elect three members to the Company's Board of Directors for a term of three years;

     (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the 2004 fiscal year; and

     (3) To transact such other business as may properly come before the meeting.

     Holders of record of the Company's common stock, $0.01 par value per share, at the close of business on April 23, 2004, the record date fixed by the Board of Directors, are entitled to receive notice of, and to vote at, the meeting and at any adjournments thereof. A proxy and proxy statement for the meeting are enclosed herewith.

                                   By Order of the Board of Directors,



                                   ROBERT V. CONDON
                                   Secretary


April 30, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, VIA THE INTERNET, BY TELEPHONE OR BY MAIL.

                            MERRIMAC INDUSTRIES, INC.


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 17, 2004


     The Board of Directors of Merrimac Industries, Inc. (the "Company") hereby solicits all holders of the Company's common stock, par value $0.01 per share ("Common Stock"), to vote by proxy at the Annual Meeting of Stockholders, which will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Thursday, June 17, 2004, at 10:00 a.m. (including any adjournment or postponement thereof, the "Meeting") for the purposes stated in the Notice of Annual Meeting of Stockholders. The shares represented by proxies will be voted at the Meeting in accordance with the instructions noted thereon.

     A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.

     This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 3, 2004.

     The cost of solicitation will be paid by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, letter, e-mail, facsimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to Georgeson Shareholder Communications Inc. to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay Georgeson a fee of approximately $2,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to the forwarding of this mailing.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board fixed the close of business on April 23, 2004 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. At the close of business on the record date, there were outstanding and entitled to vote 3,120,891 shares of Common Stock. Every stockholder of record on the record date is entitled to one vote for each share of Common Stock then held.

         The presence of a quorum is required to conduct business at the Meeting. A quorum is defined as a majority of all the shares of Common Stock entitled to vote at the Meeting, present in person or by proxy. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached.

         The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors and any other business which may properly come before the Meeting.

         Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. In accordance with the American Stock Exchange rules, brokers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting on items such as the election of directors and ratification of the selection of auditors.



                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding annual meeting of stockholders. Each of the three nominees, Edward H. Cohen, Arthur A. Oliner and Harold J. Raveche, to be elected as a Class II director at the Meeting will hold office until the Company's annual meeting of stockholders in the year 2007 and until his successor has been duly elected and qualified. The three directors in Class I, Robert C. Cargo, Fernando L. Fernandez and Joel H. Goldberg, and the three directors in Class III, Mason N. Carter, Albert H. Cohen and David B. Miller, are serving terms expiring at the time of the Company's annual meetings in 2006 and 2005, respectively, and until their respective successors have been duly elected and qualified.

     The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Directors as Class II directors of Edward H. Cohen, Arthur A. Oliner and Harold J. Raveche, each of whom has previously been elected as a director by the stockholders. Approval of the director nominees requires the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote on the subject matter. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board to fill such vacancy, unless the Board shall determine to reduce the number of directors pursuant to the By-laws. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee except for David B. Miller, who was elected pursuant to an agreement between the Company and DuPont Electronic Technologies ("DuPont") which was entered into on February 28, 2002.

     The Company's Corporate Governance and Nominating Committee (including Dr. Goldberg, who is not being nominated for director at this time) has reviewed the qualifications and independence of the nominees for Class II director, and, with each member of the Committee abstaining as to himself, has recommended each of the other nominees for election to the Board.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION ABOUT NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     The following table sets forth certain information with respect to each nominee for director and each continuing director.


                                                                                        DIRECTOR OF THE
                   NAME                                                     AGE          COMPANY SINCE
                   ----                                                     ---         ---------------
               Class I:
                   Robert C. Cargo......................................     57              2002
                   Fernando L. Fernandez................................     65              2003
                   Joel H. Goldberg.....................................     60              1997

               Class II:
                   Edward H. Cohen......................................     65              1998
                   Arthur A. Oliner.....................................     83              1961
                   Harold J. Raveche....................................     61              2001

                Class III:
                    Mason N. Carter.....................................     58              1995
                    Albert H. Cohen.....................................     71              1997
                    David B. Miller.....................................     47              2002



     Mason N. Carter was elected to the position of Chairman of the Board on July 24, 1997. He has served as President and Chief Executive Officer of the Company since December 16, 1996. He is a director of Transnational Industries, Inc.

     Robert C. Cargo is a Certified Public Accountant who has been self-employed as a Management Consultant since 2000. Mr. Cargo was employed by Mars, Incorporated in a number of capacities from 1978 to 2000. Mars, Incorporated is a global, branded consumer products company that operates business units in over 70 countries. From 1992 to 2000 he was Vice President/Director of Corporate Finance and Treasury in McLean, Virginia. From 1987 to 1992 he was the Vice President of Finance and Administration at Mars Confectionery in Slough, England.

     Albert H. Cohen has been self-employed as a management consultant and asset (money) manager since 1987. He was the Chairman of the Board and the Chief Executive Officer of

Metex Corporation from 1986 to 1987, and from 1964 to 1986 he was its President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

     Edward H. Cohen is counsel to the law firm of Katten Muchin Zavis Rosenman, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Franklin Electronic Publishers, Inc., Gilman & Ciocia, Inc. and Levcor International, Inc.

     Fernando L. Fernandez is a professor and the Director of Institute Technology Initiatives at Stevens Institute of Technology in Hoboken, New Jersey. Previously, from May 1998 to January 2001, he was Director of the Defense Advanced Research Projects Agency (DARPA), the central R&D organization of the Department of Defense. Prior to his tenure at DARPA, Dr. Fernandez held the position of President and Chairman of the Board of Directors for AETC Inc., a firm specializing in environmental surveillance, which he founded in 1994. Prior to this position, he was President and Chairman of the Board of Directors of Arete Associates, a Los Angeles-based applied research firm that Dr. Fernandez founded in 1976.

     Joel H. Goldberg has been Chairman and Chief Executive Officer of Career Consultants, Inc., a management consulting firm, and SK Associates, an outplacement firm, located in Union, New Jersey, since 1972. Dr. Goldberg is a director of Phillips-Van Heusen Corporation, Hampshire Group, Limited, and Modell's, Inc., an advisor to the New Jersey Sports and Exposition Authority and a member of the Advisory Council for Sports Management of Seton Hall University. He is also a consultant to the New York Giants, the New Jersey Nets and the Ottawa Senators professional sports teams.

     David B. Miller has been Vice President and General Manager of DuPont Electronic Techonologies, an electronic development and manufacturing company, since 2001. Mr. Miller has been employed by DuPont in several capacities since 1981. From 1999 through 2001, Mr. Miller was DuPont's Director of Investor Relations. From 1997 to 1999, Mr. Miller was Managing Director, Asia Pacific and Global Business Director, Photopolymer and Electronic Materials. Mr. Miller served as Global Business Director, Printed Circuit Material from 1995 to 1997. Mr. Miller has responsibility for DuPont's various electronic material initiatives. Mr. Miller is a director of DuPont Air Products NanoMaterials Joint Venture, a joint venture with Air Products and Chemicals, Inc. focused on chemical mechanical planarization materials, and of HD Microsystems, a joint venture with Hitachi Chemical that develops, manufactures and markets liquid polyimides and other materials to the semiconductor industry.

     Arthur A. Oliner has been Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn) since 1990. Prior to that, he was head of its Electrical Engineering Department from 1966 until 1974, and was the director of its Microwave Research Institute from 1967 to 1982. He was elected a member of the National Academy of Engineering and a Fellow of the IEEE, the AAAS, and the British IEE. Dr. Oliner is the author of three books and has received many awards. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

Harold J. Raveche has been President of the Stevens Institute of Technology since 1988. Prior to that, he was the Dean of Rensselaer Polytechnic Institute from 1985 until 1988. He was a member of the U.S. Trade and Technology missions to Israel in 1998, Brazil in 1999 and Korea and Taiwan in 2000.

     There are no family relationships among the directors or nominees for directors of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year that ended on January 3, 2004, the Board of Directors held seven meetings, one of which was by telephone conference. Each director attended at least 75% of the total number of meetings of the Board and of the committees on which such director served during fiscal year 2003. All of the current directors attended the Company's 2003 Annual Meeting.

     The Board of Directors has an Audit Committee, a Compensation Committee, a Management Committee, and a Corporate Governance and Nominating Committee.

     The Audit Committee currently consists of Messrs. Cargo, A. Cohen, E. Cohen and Dr. Raveche. All current members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Audit Committee's function is to provide assistance to the Board of Directors in fulfilling the Board's oversight functions relating to the quality and integrity of the Company's financial reports, monitor the Company's financial reporting process and internal control system, and perform such other activities consistent with its charter and the Company's By-laws as the Committee or the Board of Directors deems appropriate. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee must pre-approve all audit and non-audit services to be provided to the Company by its outside auditors. The Committee carries out all functions required by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws. The Board of Directors has determined that Mr. Cargo, in addition to being "independent," is an "audit committee financial expert" as defined in the SEC's Regulation S-B, Item 401(e)(2). Mr. Cargo's biographical information is on page 6. During fiscal year 2003, the Audit Committee held eleven meetings. The Audit Committee's charter is available on the Company's website at www.merrimacind.com.

     Mr. A. Cohen, Dr. Goldberg and Mr. E. Cohen currently serve on the Compensation Committee. The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of the Company's executives and produce an annual report on executive compensation for inclusion in the Company's proxy statement. Since December 11, 2002, the Compensation Committee has administered the Company's equity based employee incentive benefit plans. During fiscal year 2003, the Compensation Committee held three meetings. The Compensation Committee's charter is available on the Company's website at www.merrimacind.com.

     Messrs. Carter and A. Cohen currently serve on the Management Committee. The Management Committee recommends to the Board the strategic business direction for the Company and evaluates the impact of current changes in the business environment in which the Company operates. During fiscal year 2003, the Management Committee held two meetings.

     On February 27, 2003, the Company formed a Corporate Governance and Nominating Committee of its Board of Directors comprised of Mr. E. Cohen, Dr. Goldberg and Dr. Raveche. Each of the members of the Corporate Governance and Nominating Committee is independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Governance Committee is responsible for
(1) identifying and recommending to the Board of Directors individuals qualified to become Board and Committee members; (2) maintaining that a majority of the Board of Directors members are independent and that all the members of the Audit, Compensation and Corporate Governance and Nominating Committees are independent as required; (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and (4) addressing corporate governance issues and recommending proposals and actions for the Board's consideration. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates for director. The Company has not received any nominees for director from a stockholder who owns more than 5% of the Company's voting stock. The Corporate Governance and Nominating Committee's charter is available on the Company's website at www.merrimacind.com.

NOMINATIONS FOR THE BOARD OF DIRECTORS

     The Corporate Governance and Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Corporate Governance and Nominating Committee seeks directors who have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service. The Committee shall make every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the AMEX and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to recommending to the Board the nomination of an existing director for re-election to the Board, the Committee will consider and review such existing director's Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

     The Corporate Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance and Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential director candidates. The Board retains complete independence in making nominations for election as a member of the Board.

     The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with the Company's procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee's evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, by writing to Robert V. Condon, Secretary, Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, NJ 07006, giving the name, company stockholdings and contact information of the person making the nomination, the candidate's name, address and other contact information, any direct or indirect holdings of the Company's securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Edward H. Cohen, the Chair of the Corporate Governance and Nominating Committee for further review and consideration in accordance with this policy. Any such stockholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Any stockholder or other interested party who desires to communicate with the Company's Chairman of the Board of Directors or any of the other members of the Board of Directors may do by writing to: Board of Directors, c/o Mason N. Carter, Chairman of the Board of Directors, Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, NJ 07006. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board. Communications received by the Chairman of the Board will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes "spam," pornographic material and/or communications offering to buy or sell products or services.

                             AUDIT COMMITTEE REPORT

     The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board, which charter was included as an appendix to the Company's Proxy Statement for the 2003 Annual Meeting.

     We met and held discussions with management and Ernst & Young LLP, the Company's independent auditors for fiscal 2003. Management represented to us that the Company's consolidated financial statements for the fiscal year ended January 3, 2004 were prepared in accordance with generally accepted accounting principles. We reviewed and discussed the consolidated financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     We discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We discussed with the independent auditors the auditors' independence from the Company and management, including the independent auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     Based on the foregoing, we recommended that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended January 3, 2004, for filing with the SEC.

     Audit Committee

     Edward H. Cohen, Chair
     Robert C. Cargo
     Albert H. Cohen
     Harold J. Raveche

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to each executive officer of the Company.


NAME                                                AGE                          CURRENT POSITION
----                                                ---                          ----------------
Mason N. Carter                                      58     Chairman of the Board, President and Chief Executive Officer

Robert V. Condon                                     57     Vice President, Finance, Chief Financial Officer, Treasurer
                                                            and Secretary

Richard E. Dec                                       61     Vice President, Corporate Relations

Rocco A. DeLillo                                     36     Vice President, Engineering

Michael M. Ghadaksaz                                 49     Vice President, Market Development

Reynold K. Green                                     45     Vice President and General Manager

Jayson E. Hahn                                       36     Vice President, Information Technology and Chief
                                                            Information Officer

James J. Logothetis                                  44     Vice President and Chief Technology Officer

Michael Pelenskij                                    43     Vice President, Manufacturing



     Information regarding Mr. Carter is set forth on page 6.

     Mr. Condon has been Vice President, Finance and Chief Financial Officer since joining the Company in March 1996 and was appointed Secretary and Treasurer in January 1997.

     Mr. Dec has been Vice President, Corporate Relations since November 2002 after serving as Vice President Business Development from July 2000. He served as Vice President, Marketing since joining the Company in March 1997.

     Mr. DeLillo was appointed Vice President, Engineering in November 2002 after serving as Vice President of Research and Development since September 2002. Prior to September 2002 he was Director of Research and Development since 1999. He joined the Company in March 1998 as a Senior Research and Development Engineer.

     Mr. Ghadaksaz was appointed Vice President of Marketing Development in September 2003, after serving as Director of Market Development since February 2003. Prior to joining Merrimac, he served as a consultant for wireless telecommunications equipment and device manufacturers, U.S. and Canadian venture capital firms and their portfolio companies. Mr. Ghadaksaz also served on the Advisory Board of Radical Horizon, an innovative software defined radio solution provider. From 1999 to 2002, he served as Director of Technology Strategy for the Strategy Sector at Motorola. From 1995 to 1999, Mr. Ghadaksaz held the positions of Senior Scientist, Applications and Business Development Manager for Hughes Communications Products Division of Hughes Aircraft Company.

     Mr. Green was appointed Vice President and General Manager in November 2002. He was Vice President and General Manager of the RF Microwave Products Group since January 2000. He was Vice President, Sales from March 1997 to January 2000 and Vice President of Manufacturing from April 1996 to March 1997.

     Mr. Hahn was appointed Vice President, Information Technology and Chief Information Officer in October 2000 after serving as Director, Network Services since June 1998. He served as Manager, Network Services from June 1997 to June 1998 and was Information Technology Support Specialist from December 1996 to June 1997.

     Mr. Logothetis was appointed Vice President and Chief Technology Officer in March 2002. Mr. Logothetis was appointed Vice President, Multi-Mix(R)Engineering in May 1998, after rejoining the Company in January 1997 to serve as Director, Advanced Technology. Prior to rejoining the Company, he served as a director for Electromagnetic Technologies, Inc. in 1995 and became Vice President of Microwave Engineering in 1996. From 1984 through 1994, Mr. Logothetis held various engineering positions with the Company, including Group Manager, Engineering.

     Mr. Pelenskij was appointed Vice President, Manufacturing in January 2000, after serving as Director of Manufacturing of the Company from January 1999 to January 2000. Prior to January 1999, Mr. Pelenskij held the positions of Manager of Screened Components, RF Design Engineer, and District Sales Manager at the Company since joining the Company in 1993.

     There are no family relationships among the executive officers of the Company.


                             EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who were (i) the Chief Executive Officer of the Company during fiscal year 2003 and (ii) the four other most highly compensated executive officers serving at the end of the last fiscal year (collectively, the "Named Executive Officers"). There were no other persons who were executive officers at any time during fiscal year 2003 and would have been included under clause (ii) if they had been executive officers at January 3, 2004.

                           SUMMARY COMPENSATION TABLE


                                                                                 Long-Term
                                            Annual Compensation                 Compensation
                                          --------------------------        ---------------------
                                                                                  Payouts
                                          --------------------------        ---------------------

                                                                                  All Other
                                                                               Compensation (1)
    Name and Principal Position(s)     Year        Salary ($)      Bonus ($)         ($)
-------------------------------------------------------------------------------------------------
 Mason N. Carter                       2003         280,306              -           74,194 (2)
     Chairman, President and           2002         275,000              -           84,086 (2)
     Chief Executive Officer           2001         260,000        125,000           95,343 (2)

 Robert V. Condon                      2003         168,814              -            1,875
     Vice President, Finance,          2002         165,000              -            5,500
     Chief Financial Officer,          2001         158,000         35,000            5,100
     Treasurer and Secretary

 Reynold K. Green                      2003         148,294              -            1,646
     Vice President and General        2002         145,000              -            4,795
     Manager                           2001         135,000         15,000            4,375

 James J. Logothetis                   2003         125,052              -              736
     Vice President and Chief          2002         127,000              -            1,979
     Technology Officer                2001         125,000          5,000            2,024


 Rocco A. DeLillo                      2003         123,244              -            1,367
     Vice President, Engineering       2002         115,259              -            3,538
                                       2001         114,000          5,000            3,340


(1) Except as set forth in note (2) below, comprises matching 401(k) amounts for each of the three fiscal years.

(2)  Includes $71,100 in 2003, $78,586 in 2002 and $90,243 in 2001 forgiven by the Company as a special bonus to Mr. Carter in connection with an amendment to his employment agreement with the Company. See "Certain Relationships and Related Transactions" below.


     There were no grants of stock options, stock appreciation rights or restricted stock during fiscal year 2003 to any of the Named Executive Officers.

     The following table sets forth information concerning the fiscal year-end value of unexercised options.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                        Number of Securities        Value of Unexercised
                        Underlying Unexercised      In-the-Money Options/SARs
                        Options/SARs at             at
                        FY-End                      FY-End
                        Exercisable/                Exercisable/
Name                    Unexercisable*              Unexercisable*($)
-----------------------------------------------------------------------------
Mason N. Carter                   111,000/0                  0/0

Robert V. Condon                  13,750/0                   0/0

Reynold K. Green                  12,850/0                   0/0

James J. Logothetis             30,750/2,750                800/0

Rocco A. DeLillo                  14,200/0                   0/0


* The vesting of unexercisable options may accelerate upon a change-in-control of the Company.


No options to purchase shares of Common Stock were exercised by any of the Named Executive Officers during fiscal year 2003.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Mason N. Carter is subject to an employment agreement pursuant to which he will serve as President and Chief Executive Officer of the Company for a minimum annual salary of $240,000. The initial term of the employment agreement ends on December 31, 2007 and automatically renews for successive one year periods thereafter unless terminated pursuant to the terms of the employment agreement. If, within 12 months after a change-in-control of the Company, Mr. Carter resigns for "good reason" (as defined in the employment agreement) or is dismissed without "cause" (as defined in the employment agreement), the Company will pay Mr. Carter the greater of (a) his 24-month salary and benefits (including bonus) or (b) his salary and benefits from the date of his resignation or termination to the end of the then current term of the employment agreement. The employment agreement also provides that Mr. Carter will receive an annual special bonus on August 31 in each of the years 2001, 2002, 2003, 2004 and 2005, in the form of forgiveness of 20% of the principal and the accrued interest (grossed up for income taxes) on a $280,000 loan the Company made to Mr. Carter on August 31, 2000, in connection with an amendment to Mr. Carter's employment agreement. See "Certain Relationships and Related Transactions" below.

     In September 2003, the Company replaced its existing severance agreements with each of the Named Executive Officers (other than Mr. Carter) with a new Plan. The Plan provides, among other things, that if an executive is terminated by the Company without "cause" or the executive resigns for "good reason" (as such terms are defined in the Plan) within one year following a "change in control" (as defined therein) the Company is obligated to pay to the executive officer over a 12-month period one or two times (as determined by the Compensation Committee) his "Annual Base Salary" (as defined therein) and to continue to provide health insurance benefits for two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1998, the Company sold 22,000 shares of Common Stock to Mason N. Carter, Chairman, President and Chief Executive Officer of the Company, at a price of $11.60 per share, which approximated the average closing price of the Company's Common Stock during the first quarter of fiscal year 1998. The Company lent Mr. Carter $255,000 in connection with the purchase of these shares and combined that loan with a prior loan to Mr. Carter in the amount of $105,000. The resulting total principal amount of $360,000 was payable May 4, 2003, and bore interest at a variable interest rate based on the prime rate of the Company's lending bank. This loan was further amended on July 29, 2002. Accrued interest of $40,000 was added to the principal, bringing the new principal amount of the loan to $400,000, the due date was extended to May 4, 2006, and interest (at the same rate as was previously applicable) is now payable monthly. Mr. Carter has pledged 33,000 shares of Common Stock as security for this loan, which is a full-recourse loan.

     On August 31, 2000, in connection with an amendment of Mr. Carter's employment agreement, the Company loaned Mr. Carter an additional $280,000. Interest on the loan varies and is based on the prime rate of the Company's lending bank, payable in accordance with Mr. Carter's employment agreement. Each year the Company is required to forgive 20% of the amount due under this loan and the accrued interest thereon (grossed up for income taxes). During 2002, the Company forgave $56,000 of principal and $11,586 of accrued interest and paid $11,000 for a tax gross-up benefit. During 2003, the Company forgave $56,000 of principal and $6,800 of accrued interest and paid $8,300 for a tax gross-up benefit. The Company projects that $56,000 of principal and $4,000 of interest will be forgiven and a tax gross-up benefit will be paid, in fiscal year 2004.

     During fiscal years 2003 and 2002, Mr. A. Cohen was paid $12,000 and $36,000, respectively, for providing financial consulting services to the Company. This consulting fee was terminated as of April 30, 2003.

     During each of fiscal year 2003 and 2002, Dr. Oliner was paid $36,000 for providing technology-related consulting services to the Company.

     During fiscal years 2003 and 2002, the Company retained Career Consultants, Inc. and SK Associates to perform executive searches and to provide outplacement services to the Company and paid those companies $40,000 in 2003 and $24,000 in 2002. Dr. Goldberg is the Chairman and Chief Executive Officer of these companies.

     During fiscal years 2003 and 2002, DuPont was paid $109,000 and $36,000, respectively, for providing technological and marketing related personnel and services on a cost-sharing basis to the Company.

     During fiscal years 2003 and 2002, the Company's General Counsel, Katten Muchin Zavis Rosenman, was paid $359,000 and $372,000, respectively, for providing legal services to the Company. Mr. E. Cohen is of counsel to Katten Muchin Zavis Rosenman but does not share in any fees paid by the Company to Katten Muchin Zavis Rosenman.

     On April 7, 2000, the Company entered into a stock purchase and exclusivity agreement with Ericsson Microelectronics, A.B. ("Ericsson") and Ericsson Holding International, B.V. ("EHI") pursuant to which the Company sold to EHI 375,000 shares of Common Stock, representing approximately 17.5% of the Company's outstanding Common Stock after giving effect to the sale, for an aggregate purchase price of $3,375,000. The stock purchase and exclusivity agreement also provides that the Company will design, develop and produce exclusively for Ericsson certain Multi-Mix(R) products that incorporate active RF power transistors for use in certain wireless basestation applications, television transmitters and certain other applications that are intended for Bluetooth transceivers.

     On October 26, 2000, the Company sold to a group of investors led by Adam Smith Investment Partners, L.P. and certain of its affiliates (the "Adam Smith Investors"), EHI and three members of the board of directors of the Company units at a price of $12.80 per unit, each unit consisting of one share of Common Stock and one warrant with an exercise price of $21.25 which expired on October 26, 2003. The Adam Smith Investors purchased 240,000 units, EHI purchased 100,000 units and Messrs. E. Cohen, Goldberg and Fuller (a former director of the Company) purchased 5,000, 11,000 and 4,000 units, respectively, for an aggregate purchase price of $4,608,000. The Common Stock portion of the units represented an aggregate of approximately 14% of the outstanding Common Stock of the Company after giving effect to the sales.

     On October 1, 2002, EHI completed the sale of most of its microelectronics business to Infineon Technologies AG ("Infineon"). As part of this transaction, EHI transferred to Infineon 475,000 shares of the Company's Common Stock and the right to acquire 119,380 shares of the Company's Common Stock pursuant to the warrants issued in October 2000, which expired on October 26, 2003, and EHI assigned to Infineon its rights in the various agreements between EHI and the Company, which were modified in certain respects pursuant to an agreement with Infineon.

     On February 28, 2002, the Company sold to DuPont 528,413 shares of Common Stock, approximately 16.6% of the outstanding Common Stock of the Company after giving effect to the sale, for an aggregate purchase price of $5,284,130. The Company and DuPont have also agreed to work together to better understand the dynamics of the markets for high-frequency electronic components and modules. As part of this transaction, David B. Miller, Vice President and General Manager of DuPont Electronic Technologies, was appointed to the Company's Board of Directors.

     As a result of the sale of Common Stock to DuPont, pursuant to the anti-dilution provisions of the warrants issued in October 2000, the exercise price of the warrants was reduced to $17.80 and the number of shares subject to the warrants was increased to 429,775. The warrants expired October 26, 2003.

                            COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives a monthly director's fee of $1,500, plus an additional $500 for each meeting of the Board of Directors and of any Committees of the Board attended. Beginning in fiscal year 2004, the Chair of the Audit Committee will receive an annual fee of $2,500 for his services in such capacity. The directors are also reimbursed for reasonable travel expenses incurred in attending Board and Committee meetings. In addition, pursuant to the 2001 Stock Option Plan, each non-employee director is annually granted an immediately exercisable option to purchase 2,500 shares of the Common Stock on the date of each annual meeting of stockholders. Each such grant is at the fair market value on the date of grant and will expire on the tenth anniversary of the date of the grant.


                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN STOCKHOLDERS

     The following table sets forth, as of April 23, 2004, information concerning the Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominees and executive officers of the Company as a group, that was either provided by the person to the Company or is publicly available from filings made with the SEC.


                                                             Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------
E.I. DuPont de Nemours and Company                                528,413(1)                       16.93%
1007 Market Street
Wilmington, DE  19898

Infineon Technologies AG                                          475,000(2)                       15.22%
St.-Martin-Strasse 53
D-81541 Munich
Germany

Adam Smith Investment Partners, L.P., its                         204,900(3)                        6.57%
affiliates and associates

Arthur A. Oliner                                                  203,218(4)                        6.46%
11 Dawes Road
Lexington, MA  02173


                                                             Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------
Lior Bregman                                                      164,500(5)                        5.27%
10 Sinclair Terrace
Short Hills, NJ 07078

Mason N. Carter                                                   166,230(6)                        5.14%
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Joel H. Goldberg                                                  53,800(7)                         1.72%
c/o C.C.I. / SK Associates, Inc.
1767 Morris Avenue
Union, NJ  07083

Edward H. Cohen                                                   23,800(8)                           *
c/o Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY  10022

Albert H. Cohen                                                   15,800(9)                           *
51 Primrose Court
Princeton, NJ  08540

Harold J. Raveche                                                 7,759(10)                           *
c/o Stevens Institute of Technology
Castle Point on Hudson
Hoboken, NJ  07030

David B. Miller                                                   7,500 (11)                          *
c/o DuPont Electronic Technologies
14 T.W. Alexander Drive
Research Triangle Park, NC 27709

Robert C. Cargo                                                   5,000 (12)                          *
15 Pond View Road
Chester, NJ 07930

Fernando L. Fernandez                                             2,500 (13)                          *
2159 El Amigo Road
Del Mar, CA 92014

James J. Logothetis                                               33,229(14)                        1.05%
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Robert V. Condon                                                  23,744(15)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006


                                                             Amount and Nature of
                  Name and Address                           Beneficial Ownership+
                of Beneficial Owners                       (direct except as noted)           Percent of Class
                --------------------                       ------------------------           ----------------
Reynold K. Green                                                  23,153(16)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Rocco A. DeLillo                                                  17,570(17)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

All directors and                                                623,154(18)                         18.22%
executive officers as a group
(17 persons)


------------------------------------------------------------------

+ In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

* The percentage of shares beneficially owned does not exceed 1% of the class.

(1) Consists of shares owned by DuPont Chemical and Energy Operations, Inc. ("DCEO").

(2) Information as to the shares of Common Stock beneficially owned by Infineon Technologies AG is as of October 1, 2002, as set forth in a
      Schedule 13G filed with the SEC on October 10, 2002.

(3) Adam Smith Investment Partners, L.P., its affiliates and associates include Adam Smith Investment Partners, L.P. ("ASIP"), Adam Smith Capital Management LLC ("ASCM"), Diamond Capital Management ("DCM"), Adam Smith Investments, Ltd. ("ASI"), Richard Grossman, Orin Hirschman and Richard and Ana Grossman JTWROS. The principal executive offices of ASIP, ASCM and DCM, and the business address of Richard Grossman, are located at 101 East 52nd Street, New York, New York 10022. The business address of Orin Hirschman is located at 6006 Berkeley Ave., Baltimore, MD 21209. The principal executive office of ASI is c/o Insinger Trust (BVI) Limited, Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands. Information as to the shares of Common Stock beneficially owned by ASIP, ASCM, DCM, ASI, Richard Grossman, Orin Hirschman and Richard and Ana Grossman is as of December 31, 2003, as set forth in a Schedule 13G/A filed with the SEC on February 17, 2004.

(4) Includes 27,300 shares subject to stock options that are exercisable currently or within 60 days, and 9,528 shares owned by Dr. Oliner's wife.

(5) Information as to the shares of Common Stock beneficially owned by Lior Bregman is as of November 18, 2003, as set forth in a Schedule 13D filed with the SEC on November 19, 2003.

(6) Includes 111,000 shares subject to stock options that are exercisable currently or within 60 days.

(7) Includes 10,800 shares subject to stock options that are exercisable currently or within 60 days.

(8) Includes 10,800 shares subject to stock options that are exercisable currently or within 60 days.

(9) Includes 10,800 shares subject to stock options that are exercisable currently or within 60 days.

(10) Includes 7,500 shares subject to stock options that are exercisable currently or within 60 days.

(11) David B. Miller disclaims beneficial ownership of the shares owned by DCEO. Includes 7,500 shares subject to stock options that are exercisable currently or within 60 days.

(12) Includes 5,000 shares subject to stock options that are exercisable currently or within 60 days.

(13) Includes 2,500 shares subject to stock options that are exercisable currently or within 60 days.

(14) Includes 30,750 shares subject to stock options that are exercisable currently or within 60 days.

(15) Includes 13,750 shares subject to stock options and 3,078 shares subject to the Company's stock purchase plan that are exercisable currently or within 60 days.

(16) Includes 12,850 shares subject to stock options and 2,705 shares subject to the Company's stock purchase plan that are exercisable currently or within 60 days.

(17) Includes 14,200 shares subject to stock options and 994 shares subject to the Company's stock purchase plan that are exercisable currently or within 60 days.

(18)  Includes 299,835 shares subject to stock options and 8,497 shares subject to the Company's stock purchase plan that are exercisable currently or within 60 days.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with these Section 16(a) filing requirements with respect to the Common Stock during the fiscal year ended January 3, 2004.

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

     The Audit Committee has selected Ernst & Young LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for fiscal year 2004. The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP.

     A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he desires.

     Audit Fees. The aggregate fees billed or to be billed by Ernst & Young LLP for each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $261,000 for 2003 and $240,000 for 2002.

     Audit-related Fees. The aggregate fees billed or to be billed by Ernst & Young LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were $13,000 for 2003 and $22,000 for 2002. The nature of the services performed for these fees was services provided in connection with the employee savings and investment plan audits and accounting consultations.

     Tax Fees. The aggregate fees billed by Ernst & Young LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $55,000 for 2003 and $45,000 for 2002. The nature of the services performed for these fees was tax return preparation and services provided in connection with state tax matters and prior tax refund claims.

     All Other Fees. The aggregate fees billed by Ernst & Young LLP in each of the last two fiscal years for products and services other than those reported in the three prior categories were $11,000 for 2003 and $0 for 2002. The nature of the services performed for these fees was advisory review of government contracts.

PRIOR AUDITORS

     On April 26, 2002, Merrimac Industries, Inc. (the "Company") decided to engage Ernst & Young LLP to serve as the Company's independent auditors for 2002. The Company's independent auditor since 1997 had been Arthur Andersen LLP. This determination not to reappoint Arthur Andersen LLP was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Company.

     During the years ended December 29, 2001 and December 30, 2000 and through April 26, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. The audit reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended December 29, 2001 and December 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Company's two most recent fiscal years and through April 26, 2002. The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to the Company's Form 8-K filed with the SEC on April 30, 2002 is a copy of Arthur Andersen LLP's letter, dated April 30, 2002, stating its agreement with such statements. During the years ended December 29, 2001 and December 30, 2000 and through April 26, 2002, the Company did not consult Ernst & Young LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

POLICY ON PRE-APPROVAL OF SERVICES PROVIDED BY ERNST & YOUNG LLP

     The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent auditor. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated such pre-approval authority to Edward H. Cohen, Chair of the Audit Committee. The Audit Committee pre-approved all audit and permitted non-audit services that were provided after the pre-approval requirements under the Sarbanes-Oxley Act became effective on May 6, 2003. The Company's pre-approval policy can be found on the Company's website at www.merrimacind.com.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                  VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS
                         INDEPENDENT AUDITORS FOR 2004.


                              STOCKHOLDER PROPOSALS

     In order to be included in the proxy statement and proxy card relating to the 2005 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at the address below no later than January 2, 2005. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting, unless notice of the matter is received by the

Secretary of the Company at the address set forth below not later than March 19, 2005. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2005 annual meeting of stockholders.


                                  ANNUAL REPORT

     All stockholders as of the record date are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended January 3, 2004.

     In addition, upon the written request of any stockholder, the Company will furnish that person, without charge, with a copy of the Form 10-KSB as filed with the SEC on April 2, 2004. Any such request should be made in writing to:

                                    Secretary
                            Merrimac Industries, Inc.
                                  P.O. Box 986
                          West Caldwell, NJ 07007-0986


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.



                                         By Order of the Board of Directors

                                         /s/ Robert V. Condon

                                         ROBERT V. CONDON
                                         Secretary

April 30, 2004

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287


        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


     The undersigned hereby appoints Mason N. Carter and Robert V. Condon as proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on April 23, 2004, at the Annual Meeting of Stockholders to be held on June 17, 2004, at Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, New Jersey, at 10:00 a.m. (or any adjournment or postponement thereof), for the proposals and items referred to on the reverse side and described in the Proxy Statement, and to vote in their discretion on any other business as may properly come before the Annual Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND (II) FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS.

           PLEASE MARK ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - -
                              FOLD AND DETACH HERE

Please mark your votes as indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

No. 1  Election of Directors
----------------------------
         FOR                                         WITHHOLD
         all                                           from
        nominees                                      nominees
         [ ]                                            [ ]


Nominees: 01- Edward H. Cohen, 02- Arthur A. Oliner and 03- Harold J. Raveche (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)



--------------------------------


No. 2  Ratification of Ernst & Young LLP as the independent auditors
--------------------------------------------------------------------

                  FOR          AGAINST          ABSTAIN
                  [ ]            [ ]              [ ]

No. 3  To transact such other business as may properly come before the meeting
------------------------------------------------------------------------------


Dated:                , 2004
      ----------------



------------------------------------------
                Signature



------------------------------------------
                Signature


This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                 SIGN, DATE AND MAIL YOUR PROXY PROMPTLY TODAY.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                   DETACH HERE

      VOTE BY INTERNET OR TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.


    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
               SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED
                          AND RETURNED YOUR PROXY CARD.

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                                    INTERNET
                           HTTP://WWW.EPROXY.COM/MRM

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
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                                       OR


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                                    TELEPHONE
                                 1-800-435-6710


Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
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                                       OR


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                                      MAIL


Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
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               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


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